UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/02/2011

Grant Park Futures Fund Limited Partnership
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50316

Illinois	36-3596839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

c/o Dearborn Capital Management, LLC
626 West Jackson Blvd., Suite 600
Chicago, Illinois 60661
(Address of principal executive offices, including zip code)

(312) 756-4450
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Attached as Exhibit 99.1 is a copy of the Weekly Commentary for the week ended July 29, 2011 of Grant Park Futures Fund Limited Partnership, which is incorporated herein by reference.
Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
99.1 Weekly Commentary for week ended July 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Park Futures Fund Limited Partnership

Date: August 02, 2011	By:	/s/ Maureen O'Rourke
Maureen O'Rourke
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Weekly Commentary for week ended July 29, 2011